EXHIBIT 32.2

CERTIFICATE PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report (the “Report”) on the Form 10-Q of Silverstar Resources, Inc. (the “Company”) for the period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof, I, Lowell Holden, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1.	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)), as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: February 11, 2015	By:	/s/ Lowell Holden
Lowell Holden
Chief Financial Officer (Principal Financial Officer & Principal Accounting Officer)